BEAR STEARNS

New Issue Computational Materials

$[408,000,000] (Approximate)

Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-RZ4

Residential Asset Mortgage Products, Inc.

Depositor

RAMP Series 2005-RZ4 Trust

Issuer

Residential Funding Corporation

Master Servicer

November [28], 2005

Expected Timing:	Pricing Date:	On or about November [ ], 2005
	Settlement Date:	On or about December 6, 2005
	First Payment Date:	December 27, 2005

Structure:	Fixed Rate Loans:	$[102,069,513] Million
	Adjustable Rate Loans:	$[322,930,487] Million
	Rating Agencies:	Moody's and Standard & Poor's

Statement Regarding Assumptions as to Securities, pricing estimates, and other Information

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. The Information does not include all material information about the securities or the mortgage pool. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

The information contained herein should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Statement Regarding Assumptions as to Securities, pricing estimates, and other Information (Cont.)

NEITHER THE ISSUER OF THE SECURITIES NOR ANY OF ITS AFFILIATES PREPARED, PROVIDED, APPROVED OR VERIFIED ANY STATISTICAL OR NUMERICAL INFORMATION PRESENTED HEREIN, ALTHOUGH THAT INFORMATION MAY BE BASED IN PART ON LOAN LEVEL DATA PROVIDED BY THE ISSUER OR ITS AFFILIATES.

INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE. ONCE AVAILABLE, THE BASE PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE BEAR, STEARNS & CO. INC. TRADING DESK AT (212) 272-5451.

THIS COMMUNICATION DOES NOT CONTAIN ALL INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT.

THE INFORMATION IN THIS COMMUNICATION IS PRELIMINARY AND IS SUBJECT TO COMPLETION OR CHANGE.

THE INFORMATION IN THIS COMMUNICATION SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR SIMILAR COMMUNICATION RELATING TO THESE SECURITIES.

THIS COMMUNICATION IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

The information contained herein should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RAMP Series 2005-RZ4 Trust Structural Summary

November [28], 2005

$[408,000,000] (Approximate - Subject to Revision)

Characteristics of the Certificates (1)(2)

Class	Amount ($)	Ratings (Moody's/S&P)	Bond Type	WAL (yrs.) to Call/Mat	Principal Lockout / Window (mos.) to Call/Mat	Exp. Maturity to Call	Final Scheduled Maturity
A-1	193,670,000	Aaa/AAA	Sr Fltr (3)(4)	1.00 / 1.00	0 / 23 - 0 / 23	October 2007	[November 2035]
A-2	114,200,000	Aaa/AAA	Sr Fltr (3)(4)	3.00 / 3.00	22 / 47 - 22 / 47	August 2011	[November 2035]
A-3	30,005,000	Aaa/AAA	Sr Fltr (3)(4)	6.18 / 8.20	68 / 7 - 68 / 103	February 2012	[November 2035]
M-1	14,663,000	Aa1/AA+	Mezz Fltr (3)(4)	4.60 / 5.05	44/31- 44 / 98	February 2012	[November 2035]
M-2	12,750,000	Aa2/AA	Mezz Fltr (3)(4)	4.49 / 4.93	41/34 - 41 / 95	February 2012	[November 2035]
M-3	8,925,000	Aa3/AA-	Mezz Fltr (3)(4)	4.43 / 4.85	40/35 - 40 / 90	February 2012	[November 2035]
M-4	13,175,000	A2/A	Mezz Fltr (3)(4)	4.39 / 4.78	39/36 - 39 / 85	February 2012	[November 2035]
M-5	6,162,000	A3/A-	Mezz Fltr (3)(4)	4.35 / 4.71	38/37 - 38 / 77	February 2012	[November 2035]
M-6	6,162,000	Baa1/A-	Mezz Fltr (3)(4)	4.34 / 4.66	37/38 - 37 / 72	February 2012	[November 2035]
M-7	4,463,000	Baa2/BBB+	Mezz Fltr (3)(4)	4.31 / 4.59	37/38 - 37 / 65	February 2012	[November 2035]
M-8	3,825,000	Baa3/BBB	Mezz Fltr (3)(4)	4.31 / 4.54	37/38 - 37 / 59	February 2012	[November 2035]
B	3,612,000	Ba1/BBB-	Sub Fltr (3)(4) (5)	Not Offered Hereby		[November 2035]
Total	$408,000,000

Notes:

    The Class Size is subject to a permitted variance in the aggregate of plus or minus 10%.
    The Offered Certificates will be priced to the Clean-up Call Date at the Prepayment Pricing Assumptions:

    Fixed Rate Loans: 100% PPC (4.0% CPR in month 1, building by approximately 1.909% each month to 25% CPR in month 12, and remaining constant at 25% CPR thereafter);

    Adjustable Rate Loans: 100% PPC (4.0% CPR in month 1, building by approximately 2.818% each month to 35% CPR by month 12, and remaining constant at 35% CPR thereafter).

    If the 10% Clean-Up Call is not exercised, the margins for the Class A Certificates will double and the margins for the Class M and Class B Certificates will increase by a 1.5x multiple on the second Distribution Date following the first possible Clean-Up Call Date. Each class is subject to the Net WAC Cap.
    The least of (a) One-Month LIBOR plus the related margin per annum; (b) the Net WAC Rate; and (c) 11%. The holders of the Class A, Class M and Class B Certificates may also be entitled to certain payments under the Swap Agreement (as described herein).
    The Class B Certificates will not be offered hereby.

Title of Securities: RAMP Mortgage Asset-Backed Pass-Through Certificates, Series 2005-RZ4.

Depositor: Residential Asset Mortgage Products, Inc., an affiliate of Residential Funding Corporation.

Master Servicer: Residential Funding Corporation.

Subservicer: The primary servicing will be provided by HomeComings Financial Network, Inc., a wholly owned subsidiary of Residential Funding Corporation, with respect to all of the Mortgage Loans.

Underwriter: Bear, Stearns & Co. Inc.

Trustee: JPMorgan Chase Bank.

Swap Counterparty: TBD.

Offered Certificates: The Class A-1, Class A-2 and Class A-3 Certificates (collectively, the "Class A Certificates") are backed by first lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations.

. Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (collectively the "Class M Certificates").

Class A Certificates and Class M Certificates (the "Offered Certificates").

Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus which includes a Prospectus Supplement (together, the "Prospectus").

Non-Offered Certificates: Class B Certificates.

Statistical Calculation Date: November 1, 2005.

Cut-Off Date: November 1, 2005.

Closing Date: On or about December 6, 2005.

Distribution Date: Distribution of principal and interest on the Offered Certificates will be made on the 25th day of each month, or if this is not a business day, on the next business day, commencing in December 2005.

Form of Offered Certificates: The Offered Certificates will be available in book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations: The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $100,000 and integral multiples of $1 in excess thereof. The Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.

Tax Status: The Offered Certificates will be designated as regular interests in a REMIC and, to such extent, will be treated as debt instruments of a REMIC for federal income tax purposes.  The Offered Certificates will also represent an interest in the Swap Agreement.

ERISA Eligibility: None of the Certificates are expected to be ERISA eligible.

SMMEA Eligibility: None of the Offered Certificates are expected to constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

P&I Advances: The Master Servicer will be obligated to advance, or cause to be advanced, cash with respect to delinquent payments of principal and interest on the Mortgage Loans to the extent that the Master Servicer reasonably believes that such cash advances can be repaid from future payments on the related Mortgage Loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Monthly Fees: Subservicing fee minimum of [0.25]% per annum, payable monthly; master servicing fee of [0.05]% per annum, payable monthly.

Eligible Master Servicing

Compensation: For any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the aggregate stated principal balance of the Mortgage Loans immediately preceding that Distribution Date and (b) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date.

Optional Call: If the aggregate principal balance of the mortgages loans after giving effect to distributions to be made on that Distribution Date falls below 10% of the original principal balance thereof, the holders of the call rights may terminate the trust on the second Distribution Date following such date, (the "Clean-up Call Date").

Mortgage Loans: The mortgage pool will consist of one- to two-family, fixed and adjustable rate mortgage loans secured by first liens on fee simple or leasehold interests on residential mortgage properties. The statistical pool of the mortgage loans described herein has an approximate aggregate principal balance of approximately $417,834,833 as of the Statistical Cut-off Date. At closing, the mortgage loans will have an aggregate principal balance of approximately $425,000,000.

Representations and

Warranties: RFC will make a representation and warranty that each mortgaged property is free of damage and in good repair as of the closing date.  In the event that a mortgaged property is damaged as of the closing date and that damage materially adversely affects the value of the mortgaged property or of the interest of the certificateholders in the related mortgaged loan, RFC will be required to repurchase the related mortgage loan from the trust.

Credit Enhancement:

A. Subordination.

Credit enhancement for the Class A Certificates will include the subordination of the Class M Certificates and Class B Certificates. Credit enhancement for any Class M Certificates will include the subordination of the Class B Certificates and the Class M Certificates with a lower priority.

Class

Initial Subordination (1)

Stepdown Date Subordination

A

20.50%

41.00%

M-1

17.05%

34.10%

M-2

14.05%

28.10%

M-3

11.95%

23.90%

M-4

8.85%

17.70%

M-5

7.40%

14.80%

M-6

5.95%

11.90%

M-7

4.90%

9.80%

M-8

4.00%

8.00%

B

3.15%

6.30%

(1) Includes the initial overcollateralization requirement as described herein.

B. Overcollateralization ("OC")

Initial (% Orig)3.15%

OC Target (% Orig)3.15%

Stepdown OC Target (% Current)6.30%

OC Floor (% Orig).50%

C. Excess Cashflow.
Initially equal to approximately [250] bps per annum.

D. Swap Agreement.
Credit enhancement for the Class A, Class M and Class B Certificates will include net payments made by the Swap Counterparty to the trustee pursuant to the Swap Agreement.

Excess Cashflow: With respect to any Distribution Date, an amount equal to the sum of (x) the excess of the available distribution amount for that Distribution Date over the sum of (a) the interest distribution amount for the certificates that Distribution Date and (b) the Principal Remittance Amount for that Distribution Date, (y) the Overcollateralization Reduction Amount, if any, for that Distribution Date, and (z) any amounts received by the trust from the Swap Counterparty under the Swap Agreement.

Required Overcollateralization

Amount: For any Distribution Date (i) prior to the Stepdown Date, an amount equal to 3.15% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 6.30% of the then current aggregate outstanding principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the Overcollateralization Floor or (iii) on or after the Stepdown Date if a Trigger Event is in effect, the Required Overcollateralization Amount for the immediately preceding Distribution Date. The Required Overcollateralization Amount will be fully funded on the Closing Date.

Overcollateralization Floor: An amount equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date, or approximately $2,125,000.

Excess Overcollateralization

Amount: With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount on that Distribution Date over the Required Overcollateralization Amount on that Distribution Date.

Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the aggregate stated principal balance of the Mortgage Loans before giving effect to distributions of principal to be made on that Distribution Date, over (b) the aggregate certificate principal balance of the Class A, Class M and Class B Certificates before taking into account distributions of principal to be made on that Distribution Date.

Overcollateralization Increase

Amount: With respect to any Distribution Date, an amount equal to the lesser of (i) the Excess Cashflow for that Distribution Date (to the extent not used to cover losses) and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

Overcollateralization Reduction

Amount: With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of
(i) the Excess Overcollateralization Amount for that Distribution Date, and (ii) the Principal Remittance Amount for that Distribution Date.

Stepdown Date:	The later to occur of (x) the Distribution Date in December 2008 and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the 41.00%.

Senior Enhancement

Percentage: On any Distribution Date, the Senior Enhancement Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate certificate principal balance of the Class M and Class B Certificates immediately prior to that Distribution Date and (y) the Overcollateralization Amount immediately prior to that Distribution Date, and the denominator of which is the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

Trigger Event: A Trigger Event is in effect with respect to any Distribution Date if either (i) on or after the Stepdown Date the Sixty-Plus Delinquency Percentage, as determined on that Distribution Date, exceeds [35.10]% of the current Senior Enhancement Percentage or (ii) on or after the Distribution Date in December 2008 the aggregate amount of realized losses allocated as a percentage of the Cut-Off Date aggregate stated principal balance of the Mortgage Loans exceeds the values defined below:

Distribution Dates
December 2008 to November 2009	[3.05]% for the first month, plus an additional 1/12th of [1.75]% for every subsequent month;
December 2009 to November 2010	[4.80]% for the first month, plus an additional 1/12th of [1.40]% for every subsequent month;
December 2010 to November 2011	[6.20]% for the first month, plus an additional 1/12th of [0.30]% for every subsequent month;
December 2011 and thereafter	[6.50]%

Sixty-Plus Delinquency

Percentage: With respect to any Distribution Date on or after the Stepdown Date, the arithmetic average, for each of the three Distribution Dates ending with such Distribution Date, of the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including mortgaged loans in foreclosure and REO, over (y) the aggregate stated principal balance of all of the Mortgage Loans immediately preceding that Distribution Date.

Interest Payments: On each Distribution Date holders of the certificates will be entitled to receive the interest that has accrued on the certificates at the related pass-through rate during the related Accrual Period, and any interest due on a prior Distribution Date that was not paid.

Accrual Period: The Offered Certificates will be entitled to interest accrued, with respect to any Distribution Date, from and including the preceding Distribution Date (or from and including the Closing Date in the case of the first Distribution Date) to and including the day prior to the then-current Distribution Date (the "Floating Rate Accrual Period") calculated on an actual/360-day basis.

Net Mortgage Rate: With respect to any Mortgage Loan, the per annum mortgage rate thereon minus the per annum rates at which the master servicing and subservicing fees are paid.

Maximum Net Mortgage Rate: With respect to any adjustable rate Mortgage Loan, the maximum net at which interest can accrue thereon less the per annum rates at which the master servicing and subservicing fees are paid. With respect to any fixed-rate Mortgage Loan, the Net Mortgage Rate.

Net WAC Cap Rate: With respect to any Distribution Date, a per annum rate (which will not be less than zero) equal to (i) the product of (a) the weighted average of the Net Mortgage Rates of the mortgage loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, and (b) a fraction expressed as a percentage, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period, minus (ii) the product of (a) a fraction expressed as a percentage the numerator of which is the amount of any net swap payments or Swap Termination Payment not due to a Swap Counterparty trigger event owed to the Swap Counterparty as of such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the mortgage loans as of such Distribution Date, and (b) a fraction expressed as a percentage, the numerator of which is 360 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Basis Risk Shortfall: With respect to any class of Class A, Class M or Class B Certificates and any Distribution Date on which the Net WAC Cap Rate is used to determine the pass-through rate for that class of certificates, an amount equal to the excess of (i) accrued certificate interest for that class calculated at a rate equal to the lesser of (a) One-Month LIBOR plus the related Margin and (b) 11.00% per annum, over (ii) accrued certificate interest for that class calculated using the Net WAC Cap Rate; plus any unpaid Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent not previously paid from Excess Cash Flow, at a rate equal to the pass-through rate for such Distribution Date.

Prepayment Interest

Shortfall: With respect to any Distribution Date, the aggregate shortfall, if any, in collections of interest resulting from mortgagor prepayments on the Mortgage Loans during the preceding calendar month. These shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as these prepayments in part are applied to reduce the outstanding principal balance of the Mortgage Loans as of the due date immediately preceding the date of prepayment. No assurance can be given that the amounts available to cover Prepayment Interest Shortfalls will be sufficient therefor. Any Prepayment Interest Shortfalls not covered by Eligible Master Servicing Compensation or Excess Cash Flow and allocated to a class of offered certificates will accrue interest at the then applicable pass-through rate on that class of offered certificates.

Relief Act Shortfalls: With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or similar legislation or regulation. Relief Act Shortfalls will be covered by available Excess Cashflow in the current period only as described under "Excess Cashflow Distributions." Any Relief Act Shortfalls allocated to the Offered Certificates for the current period not covered by Excess Cash Flow will remain unpaid. Relief Act Shortfalls will be allocated on a pro rata basis among the certificates.

Allocation of Losses: Realized losses on the mortgage loans will be allocated as follows:

  to Excess Cashflow;

  by a reduction in the Overcollateralization Amount until reduced to zero;

  to the Class B Certificates until the certificate principal balance thereof has been reduced to zero;

  to the Class M-8 Certificates until the certificate principal balance thereof has been reduced to zero;

  to the Class M-7 Certificates until the certificate principal balance thereof has been reduced to zero;

  to the Class M-6 Certificates until the certificate principal balance thereof has been reduced to zero;

  to the Class M-5 Certificates until the certificate principal balance thereof has been reduced to zero;

  to the Class M-4 Certificates until the certificate principal balance thereof has been reduced to zero;

  to the Class M-3 Certificates until the certificate principal balance thereof has been reduced to zero;

  to the Class M-2 Certificates until the certificate principal balance thereof has been reduced to zero;

  to the Class M-1 Certificates until the certificate principal balance thereof has been reduced to zero; and

  to the Class A Certificates, on a pro rata basis based on their respective Certificate Principal Balances.

Step-up Coupon: The margins on the Class M Certificates and Class B Certificates will increase by a 1.5x multiple of the original margin on the second Distribution Date following the first possible Clean-Up Call Date. The margin on the Class A Certificates will increase to 2x the original margin on the second Distribution Date following the first possible Clean-up Call Date.

Principal Payments: The Class A Principal Distribution Amount, with respect to the Class A Certificates,

will be distributed to the Class A-1, Class A-2 and Class A-3 Certificates, sequentially, in that order, in each case, until their respective Certificate Principal Balances have been reduced to zero.

The Class M Certificates and Class B Certificates will be subordinate to the Class A Certificates, and will not receive any principal payments until on or after the Stepdown Date, or if a Trigger Event is in effect, unless the aggregate certificate principal balance of the Class A Certificates have been reduced to zero.

On or after the Stepdown Date and if a Trigger Event is not in effect, or if the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, the remaining principal distribution amount will be distributed in the following order of priority: to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, to the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, to the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, and to the Class B Certificates, the Class B Principal Distribution Amount, in each case until the certificate principal balance thereof has been reduced to zero.

Principal Distribution

Amount: For any Distribution Date, the lesser of (a) the excess of (x) the available distribution amount over, plus with respect to clauses (iii) and (iv) below, amounts received by the trust from the Swap Counterparty under the Swap Agreement, (y) the interest distribution amount and (b) the sum of the following amounts:

    the Principal Remittance Amount for the Mortgage Loans,

    the lesser of (a) subsequent recoveries for that Distribution Date and (b) the principal portion of any realized losses allocated to any class of Class A, Class M and Class B Certificates on a prior Distribution Date and remaining unpaid;

    the lesser of (a) the Excess Cash Flow for that Distribution Date, to the extent not used in the clause (ii) above on such Distribution Date, and (b) the principal portion of any realized losses incurred, or deemed to have been incurred, on any Mortgage Loans in the calendar month preceding that Distribution Date to the extent covered by Excess Cash Flow for that Distribution Date; and

    the lesser of (a) the Excess Cash Flow for that Distribution Date, to the extent not used pursuant to the clause (ii) and clause (iii) above on such Distribution Date, and (b) the amount of any Overcollateralization Increase Amount for that Distribution Date;

    minus

    the amount of any Overcollateralization Reduction Amount for that Distribution Date;

    any net swap payments or swap termination payment not due to a swap party trigger event owed to the Swap Counterparty to the extent not previously paid from interest or principal collections on the Mortgage Loans; and

    certain other amounts with respect to servicing modifications as set forth in the pooling and servicing agreement.

In no event will the Principal Distribution Amount on any Distribution Date be less than zero or greater than the outstanding aggregate certificate balance of the Class A, Class M and Class B Certificates.

Principal Remittance

Amount: For any Distribution Date, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of the Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections other than subsequent recoveries received on the related Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the month.

Class A Principal

Distribution Amount: With respect to any Distribution Date:

    prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date, or on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the Principal Distribution Amount for that Distribution Date; and (ii) the excess of (a) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 59.00% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-1 Principal

Distribution Amount: With respect to any Distribution Date:

    prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, or

    on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount) and (2) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 65.90% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-2 Principal

Distribution Amount: With respect to any Distribution Date:

    prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount, or

    on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 71.90% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-3 Principal

Distribution Amount: With respect to any Distribution Date:

    prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount, or

    on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 76.10% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-4 Principal

Distribution Amount: With respect to any Distribution Date:

    prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount and Class M-3 Principal Distribution Amount, or

    on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and the Class M-3 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-4 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 82.30% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-5 Principal

Distribution Amount: With respect to any Distribution Date:

    prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount, or

    on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and the Class M-4 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-5 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 85.20% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-6 Principal

Distribution Amount: With respect to any Distribution Date:

    prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount and Class M-5 Principal Distribution Amount, or

    on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount and the Class M-5 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-6 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 88.10% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-7 Principal

Distribution Amount: With respect to any Distribution Date:

    prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount and Class M-6 Principal Distribution Amount, or

    on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount and the Class M-6 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-7 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 90.20% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class M-8 Principal

Distribution Amount: With respect to any Distribution Date:

    prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount and Class M-7 Principal Distribution Amount, or

    on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount and Class M-7 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount and the Class M-7 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-8 Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 92.00% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Class B Principal

Distribution Amount: With respect to any Distribution Date:

    prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount and Class M-8 Principal Distribution Amount, or

    on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of: (i) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, the Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount and Class M-8 Principal Distribution Amount; and (ii) the excess of (a) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, the Class M-5 Principal Distribution Amount, Class M-6 Principal Distribution Amount, Class M-7 Principal Distribution Amount and the Class M-8 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class B Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) 93.70% and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, less the Overcollateralization Floor.

Interest Distributions: On each Distribution Date, accrued and unpaid interest (less prepayment interest shortfalls not covered by compensating interest and Relief Act Shortfalls) will be paid to the holders of Class A, Class M and Class B Certificates to the extent of the available distribution amount as described in the Prospectus Supplement (after payment of the master servicing and sub-servicing fees) in the following order of priority:

  To the Class A Certificates, pro rata;

  To the Class M-1 Certificates;

  To the Class M-2 Certificates;

  To the Class M-3 Certificates;

  To the Class M-4 Certificates;

  To the Class M-5 Certificates;

  To the Class M-6 Certificates;

  To the Class M-7 Certificates;

  To the Class M-8 Certificates; and

  To the Class B Certificates.

Excess Cashflow

Distributions: On each Distribution Date, the Excess Cashflow will be distributed among the Certificates in the following order of priority:

  To pay to holders of the class or classes of certificates then entitled to receive distributions in respect of principal (as described above), the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Class A, Class M or Class B Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries;

  As part of the Principal Distribution Amount, to pay to the holders of the Class A, Class M and Class B Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;

  To pay any Overcollateralization Increase Amount to the class or classes of certificates then entitled to receive distributions in respect of principal;

  To pay the holders of the Class A, and Class M and Class B Certificates, pro rata, based on Prepayment Interest Shortfalls allocated thereto, the amount of any Prepayment Interest Shortfalls allocated thereto for that Distribution Date, to the extent not covered by Eligible Master Servicing Compensation on that Distribution Date;

  To pay the holders of the Class A, and Class M and Class B Certificates, pro rata, based on unpaid Prepayment Interest Shortfalls previously allocated thereto, any Prepayment Interest Shortfalls remaining unpaid from prior Distribution Dates together with interest thereon;

  To the holders of the Class A Certificates, pro rata, then to the holders of the Class M and Class B Certificates, in order of priority, any Basis Risk Shortfalls allocated thereto that remains unpaid as of the Distribution Date;

  To pay the holders of the Class A, Class M and Class B Certificates, pro rata, based on Relief Act Shortfalls allocated thereto on that Distribution Date, the amount of any Relief Act Shortfalls occurring in the current interest accrual period;

  To pay the holders of the Class A Certificates, pro rata, then to the holders of the Class M and Class B Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

  To the Swap Counterparty, any termination payment triggered by a swap termination event; and

  To pay the holders of the Class SB Certificates any balance remaining in accordance with the terms of the pooling and servicing agreement.

Swap Agreement
Swap Agreement:

On the Closing Date, the Trustee will enter into a Swap Agreement with [TBD] for the benefit of the Class A, Class M and Class B Certificates. The Swap Agreement will have an initial notional amount of approximately $[411,612,000]. Under the Swap Agreement, (i) the trust shall be obligated to pay to the Swap Counterparty an amount equal to [4.785]% per annum on the swap notional amount set forth below (the "Notional Balance") and (ii) the trust will be entitled to receive an amount equal to One-Month LIBOR on the Notional Balance from the Swap Counterparty, on each Distribution Date, accrued during the swap accrual period, until the swap is retired. Only the net amount of the two obligations above will be paid by the appropriate party. Upon early termination of the Swap Agreement, the trust or the Swap Counterparty may be liable to make a termination payment (the "Swap Termination Payment") to the other party, regardless of which party caused the termination. The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders (other than a Swap Termination Payment due to a Swap Provider Trigger Event). Shown below is the aggregate swap Notional Balance schedule.

Swap Agreement Notional Balance Schedule:

Period	Swap Notional Balance ($)	Period	Swap Notional Balance ($)
1	411,612,000.00	31	87,647,983.71
2	408,179,374.06	32	84,189,416.87
3	403,566,117.62	33	80,872,579.27
4	397,767,623.82	34	77,691,600.02
5	390,788,514.51	35	74,641,136.69
6	382,645,250.36	36	71,716,296.79
7	373,373,993.93	37	38,837,559.51
8	363,015,627.58	38	37,570,903.42
9	351,632,973.72	39	36,345,853.66
10	339,322,349.98	40	35,161,024.79
11	326,228,181.83	41	34,015,078.23
12	312,617,487.70	42	32,906,719.51
13	299,071,211.02	43	31,834,699.29
14	286,125,815.49	44	30,797,812.28
15	273,754,181.77	45	29,794,892.84
16	261,930,418.59	46	28,824,813.23
17	250,630,071.15	47	27,886,484.01
18	239,829,342.84	48	26,978,853.36
19	229,505,876.15	49	26,100,905.11
20	219,638,473.11
21	210,207,642.35
22	201,195,601.47
23	192,587,047.67
24	184,360,231.12
25	111,743,930.31
26	107,293,900.99
27	103,027,568.90
28	98,937,185.97
29	95,015,225.08
30	91,254,455.22

Swap Account:

Funds payable under the Swap Agreement will be deposited into a reserve account (the "Swap Account").

Funds in the Swap Account that are payable to the Swap Counterparty will be paid from any available funds prior to distributions on the Certificates and will be distributed on each Distribution Date in the following order of priority:

  to the Swap Counterparty, any net amounts owed to the Swap Counterparty under the Swap Agreement for such Distribution Date; and

  to the Swap Counterparty, any Swap Termination Payment not due to a Swap Provider Trigger Event.

Funds in the Swap Account that are payable to the trust will be included and become part of Excess Cash Flow. See "Excess Cash Flow Distributons" above.

Available Funds Cap

(100% PPC; Actual/360)

Month	Spot Index Values	Index Values at 20%	Month	Spot Index Values	Index Values at 20%	Month	Spot Index Values	Index Values at 20%
1	8.39	23.61	37	8.66	13.80	73	8.62	11.02
2	6.75	21.97	38	8.41	13.52	74	8.34	10.64
3	6.75	21.95	39	8.40	13.52	75	8.34	10.63
4	7.03	22.21	40	9.18	14.39
5	6.76	21.91	41	8.40	13.84
6	6.85	21.96	42	8.63	14.11
7	6.76	21.81	43	8.39	13.82
8	6.85	21.84	44	8.62	14.09
9	6.76	21.67	45	8.38	13.80
10	6.77	21.58	46	8.37	13.79
11	6.87	21.59	47	8.61	14.33
12	6.78	21.37	48	8.36	14.51
13	6.88	21.32	49	8.60	14.81
14	6.79	21.07	50	8.45	10.44
15	6.79	20.92	51	8.44	10.43
16	7.11	21.10	52	9.34	11.53
17	6.80	20.65	53	8.43	10.42
18	6.90	20.61	54	8.71	10.76
19	6.81	20.36	55	8.42	10.40
20	6.91	20.33	56	8.70	10.73
21	6.83	20.11	57	8.41	10.37
22	6.83	19.97	58	8.41	10.36
23	7.89	20.97	59	8.70	10.75
24	7.75	20.70	60	8.41	10.85
25	8.05	16.20	61	8.69	11.20
26	7.86	15.94	62	8.40	10.82
27	7.86	15.89	63	8.40	10.81
28	8.25	16.23	64	9.29	11.95
29	7.92	16.09	65	8.39	10.78
30	8.11	16.24	66	8.66	11.12
31	7.92	15.97	67	8.38	10.75
32	8.11	16.12	68	8.65	11.09
33	7.92	15.87	69	8.37	10.72
34	7.91	15.81	70	8.36	10.70
35	8.19	16.51	71	8.63	11.05
36	8.34	16.74	72	8.35	10.68

Prepayment Sensitivity

Class A-1 (to call/to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	1.78	1.27	1.00	0.84	0.73
Modified Duration (years)	1.66	1.20	0.95	0.80	0.70
First Principal Payment	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005
Last Principal Payment	7/25/2009	5/25/2008	10/25/2007	5/25/2007	3/25/2007
Principal Lockout (months)	0	0	0	0	0
Principal Window (months)	44	30	23	18	16
Illustrative Yield @ Par (30/360)	4.50%	4.50%	4.50%	4.50%	4.50%

Class A-2 (to call/to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	6.48	4.33	3.00	2.09	1.72
Modified Duration (years)	5.40	3.80	2.72	1.94	1.62
First Principal Payment	7/25/2009	5/25/2008	10/25/2007	5/25/2007	3/25/2007
Last Principal Payment	7/25/2017	9/25/2013	8/25/2011	9/25/2008	3/25/2008
Principal Lockout (months)	43	29	22	17	15
Principal Window (months)	97	65	47	17	13
Illustrative Yield @ Par (30/360)	4.65%	4.65%	4.65%	4.65%	4.64%

Class A-3 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	12.48	8.41	6.18	4.07	2.50
Modified Duration (years)	9.23	6.79	5.24	3.61	2.31
First Principal Payment	7/25/2017	9/25/2013	8/25/2011	9/25/2008	3/25/2008
Last Principal Payment	6/25/2018	5/25/2014	2/25/2012	9/25/2010	8/25/2008
Principal Lockout (months)	139	93	68	33	27
Principal Window (months)	12	9	7	25	6
Illustrative Yield @ Par (30/360)	4.77%	4.77%	4.77%	4.77%	4.77%

Class A-3 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	16.19	11.12	8.20	5.60	2.50
Modified Duration (years)	10.94	8.36	6.58	4.71	2.31
First Principal Payment	7/25/2017	9/25/2013	8/25/2011	9/25/2008	3/25/2008
Last Principal Payment	3/25/2031	10/25/2024	2/25/2020	1/25/2017	8/25/2008
Principal Lockout (months)	139	93	68	33	27
Principal Window (months)	165	134	103	101	6
Illustrative Yield @ Par (30/360)	4.83%	4.85%	4.85%	4.86%	4.77%

Prepayment Sensitivity (Cont'd)

Class M-1 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	8.31	5.60	4.60	4.74	2.91
Modified Duration (years)	6.58	4.74	4.03	4.15	2.66
First Principal Payment	12/25/2009	1/25/2009	8/25/2009	5/25/2010	8/25/2008
Last Principal Payment	6/25/2018	5/25/2014	2/25/2012	9/25/2010	10/25/2009
Principal Lockout (months)	48	37	44	53	32
Principal Window (months)	103	65	31	5	15
Illustrative Yield @ Par (30/360)	4.83%	4.83%	4.83%	4.82%	4.83%

Class M-1 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	9.16	6.21	5.05	5.23	3.10
Modified Duration (years)	6.98	5.10	4.33	4.51	2.80
First Principal Payment	12/25/2009	1/25/2009	8/25/2009	5/25/2010	8/25/2008
Last Principal Payment	3/25/2028	10/25/2021	9/25/2017	1/25/2015	10/25/2014
Principal Lockout (months)	48	37	44	53	32
Principal Window (months)	220	154	98	57	75
Illustrative Yield @ Par (30/360)	4.84%	4.84%	4.84%	4.84%	4.84%

Class M-2 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	8.31	5.60	4.49	4.35	3.89
Modified Duration (years)	6.57	4.73	3.93	3.84	3.47
First Principal Payment	12/25/2009	1/25/2009	5/25/2009	11/25/2009	10/25/2009
Last Principal Payment	6/25/2018	5/25/2014	2/25/2012	9/25/2010	10/25/2009
Principal Lockout (months)	48	37	41	47	46
Principal Window (months)	103	65	34	11	1
Illustrative Yield @ Par (30/360)	4.85%	4.85%	4.85%	4.85%	4.85%

Class M-2 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	9.14	6.18	4.93	4.70	6.44
Modified Duration (years)	6.96	5.08	4.23	4.09	5.40
First Principal Payment	12/25/2009	1/25/2009	5/25/2009	11/25/2009	2/25/2011
Last Principal Payment	6/25/2027	2/25/2021	3/25/2017	9/25/2014	5/25/2014
Principal Lockout (months)	48	37	41	47	62
Principal Window (months)	211	146	95	59	40
Illustrative Yield @ Par (30/360)	4.86%	4.86%	4.86%	4.86%	4.93%

Prepayment Sensitivity (Cont'd)

Class M-3 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	8.31	5.60	4.43	4.11	3.89
Modified Duration (years)	6.56	4.73	3.88	3.65	3.47
First Principal Payment	12/25/2009	1/25/2009	4/25/2009	8/25/2009	10/25/2009
Last Principal Payment	6/25/2018	5/25/2014	2/25/2012	9/25/2010	10/25/2009
Principal Lockout (months)	48	37	40	44	46
Principal Window (months)	103	65	35	14	1
Illustrative Yield @ Par (30/360)	4.88%	4.88%	4.88%	4.88%	4.88%

Class M-3 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	9.11	6.16	4.85	4.44	4.91
Modified Duration (years)	6.94	5.06	4.16	3.89	4.27
First Principal Payment	12/25/2009	1/25/2009	4/25/2009	8/25/2009	5/25/2010
Last Principal Payment	9/25/2026	6/25/2020	9/25/2016	4/25/2014	8/25/2012
Principal Lockout (months)	48	37	40	44	53
Principal Window (months)	202	138	90	57	28
Illustrative Yield @ Par (30/360)	4.89%	4.89%	4.89%	4.89%	4.92%

Class M-4 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	8.31	5.59	4.39	3.94	3.89
Modified Duration (years)	6.51	4.70	3.82	3.49	3.45
First Principal Payment	12/25/2009	12/25/2008	3/25/2009	5/25/2009	9/25/2009
Last Principal Payment	6/25/2018	5/25/2014	2/25/2012	9/25/2010	10/25/2009
Principal Lockout (months)	48	36	39	41	45
Principal Window (months)	103	66	36	17	2
Illustrative Yield @ Par (30/360)	5.05%	5.05%	5.05%	5.05%	5.05%

Class M-4 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	9.07	6.12	4.78	4.25	4.32
Modified Duration (years)	6.86	5.01	4.09	3.72	3.79
First Principal Payment	12/25/2009	12/25/2008	3/25/2009	5/25/2009	9/25/2009
Last Principal Payment	1/25/2026	11/25/2019	3/25/2016	12/25/2013	4/25/2012
Principal Lockout (months)	48	36	39	41	45
Principal Window (months)	194	132	85	56	32
Illustrative Yield @ Par (30/360)	5.07%	5.07%	5.07%	5.07%	5.08%

Prepayment Sensitivity (Cont'd)

Class M-5 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	8.31	5.59	4.35	3.83	3.76
Modified Duration (years)	6.50	4.69	3.79	3.40	3.35
First Principal Payment	12/25/2009	12/25/2008	2/25/2009	4/25/2009	7/25/2009
Last Principal Payment	6/25/2018	5/25/2014	2/25/2012	9/25/2010	10/25/2009
Principal Lockout (months)	48	36	38	40	43
Principal Window (months)	103	66	37	18	4
Illustrative Yield @ Par (30/360)	5.11%	5.10%	5.11%	5.10%	5.10%

Class M-5 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	9.01	6.07	4.71	4.11	3.98
Modified Duration (years)	6.82	4.97	4.03	3.60	3.52
First Principal Payment	12/25/2009	12/25/2008	2/25/2009	4/25/2009	7/25/2009
Last Principal Payment	9/25/2024	10/25/2018	6/25/2015	4/25/2013	10/25/2011
Principal Lockout (months)	48	36	38	40	43
Principal Window (months)	178	119	77	49	28
Illustrative Yield @ Par (30/360)	5.12%	5.12%	5.13%	5.12%	5.12%

Class M-6 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	8.31	5.59	4.34	3.77	3.63
Modified Duration (years)	6.29	4.58	3.71	3.30	3.19
First Principal Payment	12/25/2009	12/25/2008	1/25/2009	3/25/2009	5/25/2009
Last Principal Payment	6/25/2018	5/25/2014	2/25/2012	9/25/2010	10/25/2009
Principal Lockout (months)	48	36	37	39	41
Principal Window (months)	103	66	38	19	6
Illustrative Yield @ Par (30/360)	5.83%	5.83%	5.83%	5.83%	5.83%

Class M-6 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	8.94	6.03	4.66	4.03	3.82
Modified Duration (years)	6.56	4.82	3.92	3.48	3.34
First Principal Payment	12/25/2009	12/25/2008	1/25/2009	3/25/2009	5/25/2009
Last Principal Payment	11/25/2023	3/25/2018	12/25/2014	12/25/2012	7/25/2011
Principal Lockout (months)	48	36	37	39	41
Principal Window (months)	168	112	72	46	27
Illustrative Yield @ Par (30/360)	5.86%	5.87%	5.87%	5.86%	5.86%

Prepayment Sensitivity (Cont'd)

Class M-7 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	8.31	5.59	4.31	3.73	3.53
Modified Duration (years)	6.17	4.52	3.65	3.23	3.08
First Principal Payment	12/25/2009	12/25/2008	1/25/2009	2/25/2009	4/25/2009
Last Principal Payment	6/25/2018	5/25/2014	2/25/2012	9/25/2010	10/25/2009
Principal Lockout (months)	48	36	37	38	40
Principal Window (months)	103	66	38	20	7
Illustrative Yield @ Par (30/360)	6.25%	6.25%	6.25%	6.25%	6.24%

Class M-7 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	8.86	5.96	4.59	3.95	3.70
Modified Duration (years)	6.40	4.72	3.83	3.39	3.21
First Principal Payment	12/25/2009	12/25/2008	1/25/2009	2/25/2009	4/25/2009
Last Principal Payment	10/25/2022	6/25/2017	5/25/2014	6/25/2012	2/25/2011
Principal Lockout (months)	48	36	37	38	40
Principal Window (months)	155	103	65	41	23
Illustrative Yield @ Par (30/360)	6.28%	6.28%	6.29%	6.28%	6.28%

Class M-8 (to call)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	8.31	5.59	4.31	3.71	3.46
Modified Duration (years)	5.98	4.41	3.58	3.16	2.99
First Principal Payment	12/25/2009	12/25/2008	1/25/2009	2/25/2009	3/25/2009
Last Principal Payment	6/25/2018	5/25/2014	2/25/2012	9/25/2010	10/25/2009
Principal Lockout (months)	48	36	37	38	39
Principal Window (months)	103	66	38	20	8
Illustrative Yield @ Par (30/360)	6.98%	6.98%	6.98%	6.98%	6.97%

Class M-8 (to maturity)
% of Pricing Speed Assumption	50%	75%	100%	125%	150%
Average Life (years)	8.76	5.89	4.54	3.88	3.60
Modified Duration (years)	6.16	4.57	3.72	3.28	3.08
First Principal Payment	12/25/2009	12/25/2008	1/25/2009	2/25/2009	3/25/2009
Last Principal Payment	11/25/2021	9/25/2016	11/25/2013	1/25/2012	11/25/2010
Principal Lockout (months)	48	36	37	38	39
Principal Window (months)	144	94	59	36	21
Illustrative Yield @ Par (30/360)	7.01%	7.02%	7.02%	7.02%	7.01%

AGGREGATE MORTGAGE LOANS
Summary	Total	Minimum	Maximum
Aggregate Outstanding Principal Balance	$417,834,833
Number of Loans	3,149
Average Current Loan Balance	$132,688	$22,773	$685,000
(1) Original Loan-to-Value Ratio (%)	100.45	90.01	107.00
(1) Mortgage Rate (%)	7.702	4.375	11.680
(1) Net Mortgage Rate (%)	7.323	4.075	11.130
(1) Note Margin (%)	5.047	1.375	9.550
(1) Maximum Mortgage Rate (%)	13.803	11.000	17.125
(1) Minimum Mortgage Rate (%)	5.494	1.375	10.550
(1) Term to Next Rate Adjustment Rate (months)	28	3	58
(1) Remaining Term to Stated Maturity (months)	357	154	360
(1) Debt-to-Income Ratio (%)	39.65	4.00	75.00
(1) (2) Credit Score	698	553	820
(1) Weighted Average reflected in Total.
(2) 100.00% of the Aggregate Mortgage Loans have Credit Scores.
Percent of Cut-Off Date
Range	Principal Balance
Product Type	Adjustable Rate	75.98%
Fixed Rate	24.02%

Fully Amortizing Mortgage Loans	91.79%
Interest Only Mortgage Loans	7.66%
Balloon Mortgage Loans	0.55%

Lien	First	100.00%

Property Type	Condominium High Rise (more than 8 stories)	0.16%
Condominium Low Rise (less than 5 stories)	5.56%
Condominium Mid Rise (5 to 8 stories)	0.12%
Leasehold	0.07%
Manufactured Home	0.03%
Planned Unit Developments (attached)	3.10%
Planned Unit Developments (detached)	9.01%
Single Family	80.58%
Townhouse	1.37%

Documentation Type	Full Documentation	83.47%
Limited Documentation	16.48%
Reduced Documentation	0.05%

Geographic Distribution	Florida	8.57%
Illinois	6.68%
Ohio	6.06%
Michigan	5.82%
Georgia	5.61%
Indiana	5.13%

Number of States (including DC)	51

Largest Zip Code Concentration	34953	0.39%

Loans with Prepayment Penalties	64.55%

Credit Score Distribution of the Aggregate Mortgage Loans
Range of Credit Scores	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
540 - 559	1	95,370	0.02	95,370	553	105.87
560 - 579	1	116,828	0.03	116,828	571	102.61
580 - 599	2	291,277	0.07	145,639	593	103.80
600 - 619	282	33,233,366	7.95	117,849	609	100.13
620 - 639	303	37,595,886	9.00	124,079	629	100.15
640 - 659	286	39,657,035	9.49	138,661	649	100.10
660 - 679	225	34,985,891	8.37	155,493	669	100.04
680 - 699	458	61,081,054	14.62	133,365	689	100.58
700 - 719	389	52,528,551	12.57	135,035	709	100.70
720 - 739	417	56,976,828	13.64	136,635	729	100.81
740 - 759	333	45,107,561	10.80	135,458	749	100.78
760 - 779	266	32,871,818	7.87	123,578	769	100.19
780 - 799	139	17,527,960	4.19	126,100	789	100.59
800 - 819	46	5,669,476	1.36	123,249	805	100.10
820 - 839	1	95,931	0.02	95,931	820	100.00
TOTAL:	3,149	417,834,833	100.00	132,688	698	100.45

Debt-to-Income Ratios of the Aggregate Mortgage Loans
Range of Debt-to-Income Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Not Available	75	15,825,502	3.79	211,007	715	99.99
0.01 - 5.00	1	69,954	0.02	69,954	770	100.00
5.01 - 10.00	11	1,223,614	0.29	111,238	736	98.58
10.01 - 15.00	33	3,382,868	0.81	102,511	717	99.97
15.01 - 20.00	61	5,987,536	1.43	98,156	712	100.05
20.01 - 25.00	147	16,593,812	3.97	112,883	711	100.12
25.01 - 30.00	272	29,476,034	7.05	108,368	698	100.40
30.01 - 35.00	430	53,323,050	12.76	124,007	705	100.86
35.01 - 40.00	661	88,687,112	21.23	134,171	706	101.00
40.01 - 45.00	755	102,365,921	24.50	135,584	699	100.43
45.01 - 50.00	597	83,785,108	20.05	140,344	686	99.98
50.01 - 55.00	105	16,982,821	4.06	161,741	653	99.94
55.01 and Greater	1	131,500	0.03	131,500	769	100.00
TOTAL:	3,149	417,834,833	100.00	132,688	698	100.45

Original Mortgage Loan Principal Balances of the Aggregate Mortgage Loans
Range of Original Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
100,000 or less	1,278	94,144,285	22.53	73,665	696	100.24
100,001 - 200,000	1,416	200,833,465	48.07	141,832	699	100.45
200,001 - 300,000	362	87,186,684	20.87	240,847	697	100.56
300,001 - 400,000	69	24,260,706	5.81	351,604	700	100.93
400,001 - 500,000	18	8,028,054	1.92	446,003	698	100.30
500,001 - 600,000	5	2,696,638	0.65	539,328	739	100.69
600,001 - 700,000	1	685,000	0.16	685,000	623	100.00
TOTAL:	3,149	417,834,833	100.00	132,688	698	100.45

Mortgage Rates of the Aggregate Mortgage Loans
Range of Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
4.000 - 4.499	1	412,257	0.10	412,257	671	99.99
5.000 - 5.499	1	106,393	0.03	106,393	763	101.90
5.500 - 5.999	27	4,660,053	1.12	172,595	713	100.45
6.000 - 6.499	107	17,773,621	4.25	166,109	726	101.14
6.500 - 6.999	390	63,926,360	15.30	163,914	721	100.81
7.000 - 7.499	439	66,616,858	15.94	151,747	717	100.60
7.500 - 7.999	954	119,651,523	28.64	125,421	711	100.31
8.000 - 8.499	514	63,592,624	15.22	123,721	685	100.28
8.500 - 8.999	479	55,246,622	13.22	115,337	655	100.19
9.000 - 9.499	147	16,141,366	3.86	109,805	640	100.20
9.500 - 9.999	75	8,139,446	1.95	108,526	641	100.53
10.000 - 10.499	10	1,195,568	0.29	119,557	632	101.18
10.500 - 10.999	3	227,239	0.05	75,746	654	100.00
11.000 - 11.499	1	93,935	0.02	93,935	629	100.00
11.500 - 11.999	1	50,969	0.01	50,969	662	100.00
TOTAL:	3,149	417,834,833	100.00	132,688	698	100.45

Net Mortgage Rates of the Aggregate Mortgage Loans
Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
4.000 - 4.499	1	412,257	0.10	412,257	671	99.99
5.000 - 5.499	18	3,022,764	0.72	167,931	715	100.74
5.500 - 5.999	98	17,531,326	4.20	178,891	721	100.60
6.000 - 6.499	318	50,494,219	12.08	158,787	725	100.93
6.500 - 6.999	445	68,154,648	16.31	153,157	714	100.65
7.000 - 7.499	858	114,066,812	27.30	132,945	715	100.32
7.500 - 7.999	667	80,275,070	19.21	120,352	688	100.27
8.000 - 8.499	473	53,994,000	12.92	114,152	657	100.30
8.500 - 8.999	174	19,461,723	4.66	111,849	645	100.17
9.000 - 9.499	76	8,125,249	1.94	106,911	639	100.54
9.500 - 9.999	16	1,924,622	0.46	120,289	628	101.20
10.000 - 10.499	3	227,239	0.05	75,746	654	100.00
10.500 - 10.999	1	93,935	0.02	93,935	629	100.00
11.000 - 11.499	1	50,969	0.01	50,969	662	100.00
TOTAL:	3,149	417,834,833	100.00	132,688	698	100.45

Original Loan-to-Value Ratios of the Aggregate Mortgage Loans
Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score
90.01 - 95.00	42	4,499,825	1.08	107,139	762
95.01 - 100.00	2,751	358,496,855	85.80	130,315	696
100.01 - 101.00	7	1,443,986	0.35	206,284	700
101.01 - 102.00	14	2,560,872	0.61	182,919	712
102.01 - 103.00	146	20,803,454	4.98	142,489	682
103.01 - 104.00	14	2,266,070	0.54	161,862	741
104.01 - 105.00	17	3,168,330	0.76	186,372	737
105.01 - 106.00	24	3,742,111	0.90	155,921	723
106.01 - 107.00	134	20,853,330	4.99	155,622	728
TOTAL:	3,149	417,834,833	100.00	132,688	698

Geographic Distribution of Mortgaged Properties of the Aggregate Mortgage Loans
State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Alabama	119	12,621,557	3.02	106,064	678	100.46
Alaska	2	268,601	0.06	134,301	733	100.00
Arizona	50	9,505,966	2.28	190,119	704	100.24
Arkansas	55	5,151,737	1.23	93,668	680	100.19
California	38	10,689,257	2.56	281,296	704	100.45
Colorado	56	9,179,307	2.20	163,916	702	100.69
Connecticut	17	2,967,645	0.71	174,567	713	100.12
Delaware	7	660,586	0.16	94,369	723	101.04
District of Columbia	2	566,910	0.14	283,455	701	99.99
Florida	200	35,794,734	8.57	178,974	693	100.31
Georgia	187	23,435,258	5.61	125,322	703	99.89
Hawaii	2	666,744	0.16	333,372	736	103.01
Idaho	21	2,344,497	0.56	111,643	723	100.31
Illinois	187	27,896,121	6.68	149,177	704	100.27
Indiana	216	21,443,721	5.13	99,276	696	100.55
Iowa	26	2,428,608	0.58	93,408	682	99.85
Kansas	42	5,010,930	1.20	119,308	671	101.23
Kentucky	68	7,366,849	1.76	108,336	687	100.72
Louisiana	38	4,088,073	0.98	107,581	685	100.09
Maine	3	639,686	0.15	213,229	701	102.53
Maryland	51	10,829,299	2.59	212,339	697	101.78
Massachusetts	12	2,779,885	0.67	231,657	696	99.82
Michigan	197	24,321,395	5.82	123,459	701	100.44
Minnesota	57	10,758,933	2.57	188,753	683	100.10
Mississippi	19	2,460,037	0.59	129,476	648	99.79
Missouri	102	11,958,059	2.86	117,236	686	100.23
Montana	5	560,438	0.13	112,088	686	99.99
Nebraska	27	2,450,205	0.59	90,748	695	101.03
Nevada	12	2,710,588	0.65	225,882	671	100.68
New Hampshire	7	1,993,508	0.48	284,787	727	101.42
New Jersey	18	3,745,012	0.90	208,056	726	101.39
New Mexico	9	1,014,547	0.24	112,727	694	101.20
New York	30	4,029,523	0.96	134,317	705	101.01
North Carolina	99	12,526,477	3.00	126,530	704	100.06
North Dakota	9	876,062	0.21	97,340	671	100.96
Ohio	215	25,335,597	6.06	117,840	694	100.36
Oklahoma	63	5,807,670	1.39	92,185	705	100.43
Oregon	28	4,597,445	1.10	164,194	730	101.43
Pennsylvania	121	14,102,506	3.38	116,550	708	102.00
Rhode Island	1	284,823	0.07	284,823	750	99.00
South Carolina	75	8,473,636	2.03	112,982	691	100.23
South Dakota	2	201,733	0.05	100,866	726	100.00
Tennessee	131	12,915,560	3.09	98,592	700	100.38
Texas	171	18,614,938	4.46	108,859	707	99.93

Geographic Distribution of Mortgaged Properties of the Aggregate Mortgage Loans (Continued)
State or Territory	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Utah	50	7,868,367	1.88	157,367	706	100.65
Vermont	2	444,564	0.11	222,282	732	100.00
Virginia	108	17,245,326	4.13	159,679	702	100.20
Washington	79	11,657,881	2.79	147,568	709	100.41
West Virginia	10	1,486,403	0.36	148,640	697	99.62
Wisconsin	86	10,779,406	2.58	125,342	700	100.70
Wyoming	17	2,278,221	0.55	134,013	669	99.89
TOTAL:	3,149	417,834,833	100.00	132,688	698	100.45

Mortgage Loan Purpose of the Aggregate Mortgage Loans
Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Equity Refinance	612	87,806,227	21.01	143,474	670	100.77
Purchase	2,425	313,462,841	75.02	129,263	706	100.35
Rate/Term Refinance	112	16,565,764	3.96	147,909	696	100.74
TOTAL:	3,149	417,834,833	100.00	132,688	698	100.45

Mortgage Loan Documentation Type of the Aggregate Mortgage Loans
Documentation Type	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Full/Alternative	2,759	348,767,410	83.47	126,411	697	100.56
Limited	389	68,873,641	16.48	177,053	704	99.89
No Documentation	1	193,782	0.05	193,782	706	100.00
TOTAL:	3,149	417,834,833	100.00	132,688	698	100.45

Occupancy Types of the Aggregate Mortgage Loans

Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Non-owner Occupied	1,083	118,655,096	28.40	109,561	737	99.75
Primary	1,980	286,239,290	68.51	144,565	682	100.75
Second/Vacation	86	12,940,447	3.10	150,470	696	100.24
TOTAL:	3,149	417,834,833	100.00	132,688	698	100.45

Mortgaged Property Types of the Aggregate Mortgage Loans
Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Condominium High Rise (more than 8 stories)	3	650,089	0.16	216,696	713	100.68
Condominium Low Rise (less than 5 stories)	164	23,249,822	5.56	141,767	708	100.72
Condominium Mid Rise (5 to 8 stories)	2	500,063	0.12	250,032	661	99.99
Leasehold	1	272,331	0.07	272,331	749	107.00
Manufactured Home	1	128,153	0.03	128,153	683	100.00
Planned Unit Developments (attached)	76	12,963,215	3.10	170,569	712	101.06
Planned Unit Developments (detached)	217	37,654,932	9.01	173,525	701	100.18
Single Family	2,624	336,688,028	80.58	128,311	696	100.42
Townhouse	61	5,728,200	1.37	93,905	720	101.22
TOTAL:	3,149	417,834,833	100.00	132,688	698	100.45

Credit Grades of the Aggregate Mortgage Loans
Credit Grade	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
A1	913	113,757,313	27.23	124,597	754	100.81
A2	500	59,112,598	14.15	118,225	700	101.27
A3	59	8,537,442	2.04	144,702	651	100.85
A4	1,677	236,427,480	56.58	140,982	673	100.06
TOTAL:	3,149	417,834,833	100.00	132,688	698	100.45

Prepayment Penalty Terms of the Aggregate Mortgage Loans
Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Aggregate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
None	1,113	148,134,121	35.45	133,094	705	100.61
12 Months	118	19,838,927	4.75	168,127	693	100.23
24 Months	955	130,589,179	31.25	136,743	683	100.22
36 Months	924	114,215,869	27.34	123,610	710	100.58
60 Months	37	4,618,609	1.11	124,827	661	99.23
Other(1)	2	438,128	0.10	219,064	696	102.70
TOTAL:	3,149	417,834,833	100.00	132,688	698	100.45

(1) Not 0, 12, 24, 36, or 60 months and not more than 60 months

Note Margins of the Adjustable Rate Mortgage Loans
Range of Note Margins (%)	Number of Mortgage Loans	Principal Balance	Percentage of Adjustable Rate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
1.000 - 1.499	1	82,251	0.02	82,251	610	100.00
2.000 - 2.499	4	1,111,081	0.27	277,770	680	99.55
2.500 - 2.999	14	1,992,381	0.48	142,313	697	100.00
3.000 - 3.499	602	81,202,288	19.43	134,888	754	100.67
3.500 - 3.999	44	8,215,127	1.97	186,707	724	100.22
4.000 - 4.499	402	51,347,463	12.29	127,730	700	100.87
4.500 - 4.999	41	6,012,092	1.44	146,636	683	99.72
5.000 - 5.499	213	36,620,201	8.76	171,926	687	100.21
5.500 - 5.999	109	15,874,376	3.80	145,636	675	99.95
6.000 - 6.499	290	43,175,982	10.33	148,883	662	100.15
6.500 - 6.999	327	43,591,145	10.43	133,306	642	99.99
7.000 - 7.499	89	12,259,947	2.93	137,752	652	99.91
7.500 - 7.999	66	8,533,159	2.04	129,290	664	100.00
8.000 - 8.499	36	3,621,088	0.87	100,586	647	100.00
8.500 - 8.999	34	3,562,538	0.85	104,781	639	100.00
9.000 - 9.499	2	203,614	0.05	101,807	646	100.00
9.500 - 9.999	1	81,401	0.02	81,401	643	100.00
Fixed-Rate	874	100,348,701	24.02	114,815	712	100.78
TOTAL:	3,149	417,834,833	100.00	132,688	698	100.45

Maximum Mortgage of the Adjustable Rate Mortgage Loans
Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Adjustable Rate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
11.000 - 11.999	23	3,518,851	0.84	152,994	706	100.68
12.000 - 12.999	320	54,143,934	12.96	169,200	724	101.26
13.000 - 13.999	973	134,617,687	32.22	138,353	714	100.24
14.000 - 14.999	730	97,453,169	23.32	133,497	662	100.05
15.000 - 15.999	211	25,780,677	6.17	122,183	647	100.10
16.000 - 16.999	16	1,784,394	0.43	111,525	653	100.00
17.000 - 17.999	2	187,419	0.04	93,710	643	100.00
Fixed-Rate	874	100,348,701	24.02	114,815	712	100.78
TOTAL:	3,149	417,834,833	100.00	132,688	698	100.45

Minimum Mortgage of the Adjustable Rate Mortgage Loans
Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Adjustable Rate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
1.000 - 1.999	1	82,251	0.02	82,251	610	100.00
2.000 - 2.999	18	3,103,461	0.74	172,415	691	99.84
3.000 - 3.999	623	86,637,863	20.73	139,066	752	100.66
4.000 - 4.999	398	51,232,480	12.26	128,725	701	100.85
5.000 - 5.999	200	34,513,713	8.26	172,569	684	100.22
6.000 - 6.999	447	62,885,816	15.05	140,684	653	100.13
7.000 - 7.999	274	40,147,306	9.61	146,523	670	99.91
8.000 - 8.999	223	28,914,805	6.92	129,663	661	99.96
9.000 - 9.999	88	9,632,223	2.31	109,457	642	99.99
10.000 - 10.999	3	336,213	0.08	112,071	615	100.00
Fixed-Rate	874	100,348,701	24.02	114,815	712	100.78
TOTAL:	3,149	417,834,833	100.00	132,688	698	100.45

Next Interest Rate Adjustment Dates of the Adjustable Rate Mortgage Loans
Next Interest Rate Adjustment Date	Number of Mortgage Loans	Principal Balance	Percentage of Adjustable Rate Mortgage Loans	Average Principal Balance	Weighted Average Credit Score	Weighted Average Loan-to-Value Ratio
Fixed-Rate	874	100,348,701	24.02	114,815	712	100.78
February-2006	1	412,257	0.10	412,257	671	99.99
March-2006	12	3,269,225	0.78	272,435	691	100.00
September-2006	1	141,140	0.03	141,140	647	100.00
November-2006	1	224,192	0.05	224,192	642	100.00
January-2007	2	254,153	0.06	127,076	685	100.65
February-2007	2	234,397	0.06	117,199	668	100.00
March-2007	12	2,224,927	0.53	185,411	688	100.00
April-2007	8	770,154	0.18	96,269	656	100.46
May-2007	19	2,379,612	0.57	125,243	678	100.00
June-2007	28	4,191,984	1.00	149,714	676	100.47
July-2007	87	10,439,995	2.50	120,000	660	100.09
August-2007	190	26,250,564	6.28	138,161	669	99.97
September-2007	431	62,536,384	14.97	145,096	673	100.13
October-2007	350	49,685,746	11.89	141,959	681	100.19
November-2007	114	14,634,065	3.50	128,369	661	100.47
March-2008	2	295,288	0.07	147,644	638	100.00
April-2008	2	278,342	0.07	139,171	699	100.00
May-2008	3	556,808	0.13	185,603	715	100.70
June-2008	15	2,097,397	0.50	139,826	726	101.04
July-2008	40	5,785,039	1.38	144,626	678	100.34
August-2008	43	5,890,928	1.41	136,998	686	100.68
September-2008	227	30,626,275	7.33	134,918	715	100.52
October-2008	381	50,795,810	12.16	133,322	722	100.61
November-2008	279	38,027,688	9.10	136,300	734	100.75
July-2010	2	410,806	0.10	205,403	717	100.00
August-2010	3	727,448	0.17	242,483	736	99.99
September-2010	20	4,345,507	1.04	217,275	701	100.00
TOTAL:	3,149	417,834,833	100.00	132,688	698	100.45

Contact Information

Bear Stearns Contacts

Name:	Telephone:	E-Mail:
Matthew Perkins Senior Managing Director	(212) 272-7977	mperkins@bear.com
Josephine Musso Associate Director	(212) 272-6033	jmusso@bear.com
Audrey Kingsley Vice President	(212) 272-0891	akinsley@bear.com
G. Scott Tabor Collateral Analyst	(212) 272-5925	gtabor@bear.com

Bear Stearns Trading Contacts

Name:	Telephone:	E-Mail:
Jeffrey Verschleiser Senior Managing Director	(212) 272-5451	jverschleiser@bear.com
Scott Eichel Senior Managing Director	(212) 272-5451	seichel@bear.com
Carol Fuller Senior Managing Director	(212) 272-4955	cfuller@bear.com
Angela Ward Vice President	(212) 272-4955	adward@bear.com

Rating Agency Contacts

Name:	Telephone:	E-Mail:
Moody's Timothy Gildner	(212) 553-2919	timothy.gildner@moodys.com
Standard and Poor's Mona Solar	(212) 438-2668	mona_solar@sandp.com